UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2021

Commission File Number 000-18730

DARKPULSE, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	87-0472109
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1345 Ave of the Americas, 2nd Floor, New York, NY 10105

(Address of principal executive offices)

800-436-1436

(Issuer’s telephone number)

_______________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

On June 25, 2021 (the “TerraData Effective Date”), DarkPulse, Inc., a Delaware corporation (the “Company”), entered into a Letter of Intent (the “TerraData LOI”) with TerraData Unmanned, PLLC, a Florida limited liability company (“TerraData”) pursuant to which the Company agreed to pay the majority shareholder of TerraData $200,000 of restricted shares of Common Stock of the Company and $400,000 to be paid 12 weeks from closing in exchange for 60% ownership of TerraData. The TerraData LOI was to terminate 60 days from the TerraData Effective Date.

Effective August 24, 2021, the Company entered into an Amendment to the TerraData LOI pursuant to which the termination date of the LOI was amended to September 7, 2021. Effective September 3, 2021, the Company entered into an Amendment to the TerraData LOI, as amended, pursuant to which the termination date of the LOI was amended to October 1, 2021. The Company is currently conducting the requisite due diligence on TerraData and management feels the additional time is required in order to ensure a successful closing.

On August 18, 2021 (the “TJM Effective Date”), the Company entered into a Letter of Intent (the “TJM LOI”) with TJM Electronics West, Inc., an Arizona corporation (“TJM”), and its shareholders, pursuant to which the Company agreed to pay to the shareholders of TJM (on a pro-rata basis) $450,000 to be paid by August 31, 2021 in exchange for all of the equity ownership of TJM.

Effective August 31, 2021, the Company entered into an Amendment to the TJM LOI pursuant to which the termination date of the TJM LOI was amended to September 14, 2021. The Company is currently conducting the requisite due diligence on TJM and management feels the additional time is required in order to ensure a successful closing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DarkPulse, Inc.

Date: September 3, 2021	By:	/s/ Dennis O’Leary
Dennis O’Leary, Chief Executive Officer

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